UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2009

BOWL AMERICA INCORPORATED
(Exact name of Registrant as specified in its charter)

MARYLAND	1-7829	54-0646173
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

6446 Edsall Road, Alexandria, VA	22312
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (703) 941-6300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[__]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

On December 4, 2006, Bowl America Incorporated reached an agreement to exchange its Falls Church, Virginia, bowling center for a new bowling center to be constructed elsewhere in Falls Church by Falls Church Project, L.L.C., an affiliate of Atlantic Realty Companies Incorporated.

Because certain approvals were not secured on a timely basis, Bowl America, by written notice on March 5, 2009, terminated the agreement.  Bowl America did not incur any penalties as a result of the termination.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOWL AMERICA INCORPORATED

Date: March 10, 2009	By:	/s/ Leslie H. Goldberg
Leslie H. Goldberg President